UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2012 (September 21, 2012)

Whitestone REIT Operating Partnership, L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-53966	76-0594968

(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 South Gessner, Suite 500
Houston, TX	77063

(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 827-9595

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

On September 25, 2012, Whitestone REIT (the "Company") filed a Current Report on Form 8-K (the “Original 8-K”) to report the completion of the acquisition of Village Square at Dana Park on September 21, 2012. This amendment is being filed for the sole purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, and should be read in conjunction with the Original 8-K. After reasonable inquiry, the Company is not aware of any other material factors relating to the property that would cause the reported financial information not to be necessarily indicative of future operating results.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

	Report of Independent Registered Public Accounting Firm.	1

	Statements of Revenues and Certain Operating Expenses for the six months ended June 30, 2012 (unaudited) and year ended December 31, 2011.	2

	Notes to the Statements of Revenues and Certain Operating Expenses for the six months ended June 30, 2012 (unaudited) and year ended December 31, 2011.	3

(b)	Pro Forma Financial Information.

	Unaudited Pro Forma Condensed Consolidated Statement of Income for the six months ended June 30, 2012.	6

	Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2011.	7

	Note to Unaudited Pro Forma Condensed Consolidated Financial Statements.	8

(d)	Exhibits.

	Exhibit 23.1 Consent of Independent Registered Public Accounting Firm.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Whitestone REIT

We have audited the accompanying Statement of Revenues and Certain Operating Expenses (the “Historical Summary”) of Village Square at Dana Park (the “Property”) for the year ended December 31, 2011. This Historical Summary is the responsibility of the management of the Property. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared as described in Note 2, for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A of Whitestone REIT and Whitestone REIT Operating Partnership, L.P., and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the Revenues and Certain Operating Expenses of the Property for the year ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

/s/ PANNELL KERR FORSTER OF TEXAS, P.C.

Houston, Texas
December 3, 2012

VILLAGE SQUARE AT DANA PARK
STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Six Months Ended June 30, 2012 (unaudited) and Year Ended December 31, 2011
(in thousands)

	Six months ended June 30, 2012 (unaudited)	Year ended December 31, 2011
Revenues:
Rental income	$2,391	$4,459
Other income	437	902
Total revenue	2,828	5,361

Certain operating expenses:
Operating expenses	499	1,200
Real estate taxes	610	1,028
Total certain operating expenses	1,109	2,228

Excess of revenues over certain operating expenses	$1,719	$3,133

See accompanying notes to statements of revenues and certain operating expenses.

VILLAGE SQUARE AT DANA PARK
NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Six Months Ended June 30, 2012 (unaudited) and Year Ended December 31, 2011

The use of the words “we,” “us,” “our,” “Company” or “Whitestone” refers to Whitestone REIT and our consolidated subsidiaries, except where the context otherwise requires.

1.  BUSINESS

On September 21, 2012, we, through a subsidiary of Whitestone REIT Operating Partnership, L.P., acquired Village Square at Dana Park (the “Property”), a Community Centered Property containing 310,979 square feet of gross leasable area, located in the Mesa submarket of Phoenix, Arizona for approximately $46.5 million in cash and net prorations. The Property was 71% occupied as of the date of purchase. In the same purchase, we also acquired an adjacent development parcel of 4.7 acres for approximately $4.0 million in cash.

In assessing the Property, we considered the Property's revenue sources including those that have been affected and are expected to be affected in the future by factors including, but not limited to, demand, supply and competitive factors present in the local and national markets for retail properties and the ability of tenants to make payments when due. We also considered the Property's expenses including, but not limited to, utility costs, tax rates and other expenses, and the portion of such expenses that may be recovered from tenants.

2.  BASIS OF PRESENTATION

The Statements of Revenues and Certain Operating Expenses (the “Historical Summary”) has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X, promulgated by the Securities and Exchange Commission, and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management to make estimates and assumptions that affect the reported amounts of the revenue and expenses during the reporting period. Actual results may differ from those estimates.

The unaudited Historical Summary for the six months ended June 30, 2012 has been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information. Accordingly, it does not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included.

3. REVENUE

The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as noncancelable operating leases. The leases include provisions under which the Property is reimbursed for common area maintenance, real estate taxes and insurance costs. Pursuant to the lease agreements, income related to these reimbursed costs is recognized in the period the applicable costs are incurred. Certain leases contain renewal options at various periods at various rental rates.

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income is recognized for the full period of occupancy on the straight-line basis.

VILLAGE SQUARE AT DANA PARK
NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Six Months Ended June 30, 2012 (unaudited) and Year Ended December 31, 2011

3. REVENUE (continued)

The weighted average remaining lease terms for tenants at the Property was 6.2 years as of December 31, 2011. Minimum rents to be received from tenants under operating leases, exclusive of tenant expense recoveries, as of December 31, 2011, were as follows (in thousands):

Years Ended December 31,	Minimum Future Rents
2012	$3,073
2013	2,931
2014	2,670
2015	2,184
2016	1,842
Thereafter	5,518
Total	$18,218

There were no tenants that individually comprised 10% or more of the annualized base rental income of the Property as of December 31, 2011.

4. CERTAIN OPERATING EXPENSES

Certain operating expenses include only those expenses expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Expenses such as depreciation and amortization are excluded from the accompanying Historical Summary.

5. SUBSEQUENT EVENTS

Subsequent to December 31, 2011 and through December 3, 2012, management did not identify any subsequent events requiring additional disclosure.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following pro forma financial statements have been prepared to provide pro forma information with regard to the acquisition of Village Square at Dana Park (the “Property”), which Whitestone REIT (“Whitestone”), through Whitestone REIT Operating Partnership, L.P., its majority-owned subsidiary, acquired from an unrelated party on September 21, 2012.

The unaudited pro forma condensed consolidated statements of income for Whitestone and the Property for the twelve months ended December 31, 2011 and the six months ended June 30, 2012, give effect to Whitestone's acquisition of the Property, as if it had occurred on the first day of the earliest period presented. The pro forma adjustments column presented on the pro forma consolidated statements of income for the year ended December 31, 2011 includes the financial information for the Property for the entire year. The pro forma adjustments column presented on the pro forma consolidated statements of income for the six months ended June 30, 2012, includes the financial information for the Property for the full six months, as the Property was acquired subsequent to June 30, 2012 and therefore was not included in Whitestone's historical financial statements. The Property is included in the condensed consolidated financial statements included in Whitestone's Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, as filed with the Securities and Exchange Commission on November 8, 2012.

The unaudited pro forma condensed consolidated financial statements have been prepared by Whitestone's management based upon the historical financial statements of Whitestone REIT and subsidiaries and of the acquired Property. These pro forma statements may not be indicative of the results that actually would have occurred had the acquisitions been in effect on the dates indicated or which may be obtained in the future.

In management's opinion, all adjustments necessary to reflect the effects of the Property acquisition have been made. These unaudited pro forma statements are for informational purposes only and should be read in conjunction with the historical financial statements of Whitestone REIT and subsidiaries, including the related notes thereto, which were filed with the Securities and Exchance Commisiion as part of Whitestone's Annual Report on Form 10-K for the year ended December 31, 2011 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2012.

WHITESTONE REIT AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 2012
(unaudited)
(in thousands, except per share data)

	Whitestone REIT	Pro Forma Adjustments	Pro Forma Consolidated
	(A)	(B)
Property revenues
Rental revenue	$16,651	$2,391	$19,042
Other revenues	4,762	437	5,199
Total property revenues	21,413	2,828	24,241

Property expenses
Property operation and maintenance	5,111	499	5,610
Real estate taxes	2,813	610	3,423
Total property expenses	7,924	1,109	9,033

Other expense (income)
General and administrative	3,504	—	3,504
Depreciation and amortization (C)	5,207	486	5,693
Interest expense	3,446	—	3,446
Interest income	(153)	—	(153)
Total other expense, net	12,004	486	12,490

Income before loss on sale or disposal of assets and income taxes	1,485	1,233	2,718

Provision for income taxes	(135)	—	(135)
Loss on sale or disposal of assets	(28)	—	(28)
			—
Net Income	1,322	1,233	2,555

Less: Net income attributable to noncontrolling interests	98	91	189

Net Income attributable to Whitestone REIT	$1,224	$1,142	$2,366

Earnings per share - basic and diluted
Net income attributable to common shareholders excluding amounts attributable to unvested restricted shares	$0.10	$0.10	$0.20

See accompanying note to unaudited pro forma condensed consolidated financial statements.

WHITESTONE REIT AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2011
(unaudited)
(in thousands, except per share data)

	Whitestone REIT	Pro Forma Adjustments	Pro Forma Consolidated
	(D)	(E)
Property revenues
Rental revenue	$27,814	$4,459	$32,273
Other revenues	7,101	902	8,003
Total property revenues	34,915	5,361	40,276

Property expenses
Property operation and maintenance	8,659	1,200	9,859
Real estate taxes	4,668	1,028	5,696
Total property expenses	13,327	2,228	15,555

Other expense (income)
General and administrative	6,648	—	6,648
Depreciation and amortization (C)	8,365	971	9,336
Interest expense	5,728	—	5,728
Interest income	(460)	—	(460)
Total other expense, net	20,281	971	21,252

Income before loss on sale or disposal of assets and income taxes	1,307	2,162	3,469

Provision for income taxes	(225)	—	(225)
Loss on sale or disposal of assets	(146)	—	(146)
Income before gain on sale of property	936	2,162	3,098

Gain on sale of property	397	—	397

Net Income	1,333	2,162	3,495

Less: Net income attributable to noncontrolling interests	210	341	551

Net Income attributable to Whitestone REIT	$1,123	$1,821	$2,944

Earnings per share - basic and diluted
Net income attributable to common shareholders excluding amounts attributable to unvested restricted shares	$0.12	$0.20	$0.32

See accompanying note to unaudited pro forma condensed consolidated financial statements.

WHITESTONE REIT AND SUBSIDIARIES
NOTE TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

1. STATEMENTS OF INCOME

A.
Reflects the historical condensed consolidated statements of operations of Whitestone for the six months ended June 30, 2012. Please refer to Whitestone's historical consolidated financial statements and notes thereto included in Whitestone's Quarterly Report on Form 10-Q for the six months ended June 30, 2012.

B.	Figures reflect the historical operations of the Property for the six months ended June 30, 2012, unless otherwise noted.

C.
The figure for the Property represents the depreciation of the buildings (over 39 years) based on the purchase price allocation in accordance with U.S. generally accepted accounting principles, assuming acquisition of the Property took place on January 1, 2011.

D.
Reflects the historical condensed consolidated statements of operations of Whitestone REIT for the year ended December 31, 2011. Please refer to the Whitestone REIT historical consolidated financial statements and notes thereto included in Whitestone's Annual Report on Form 10-K for the year ended December 31, 2011.

E.	Figures reflect the historical operations of the Property for the year ended December 31, 2011, unless otherwise noted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whitestone REIT Operating Partnership, L.P.
(Registrant)
By: Whitestone REIT, its General Partner

December 4, 2012	/s/ David K. Holeman
(Date)	David K. Holeman Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
23.1	Consent of Independent Registered Public Accounting Firm.